Exhibit 10.14e

APN:
Prepared by and after recording, return to:
Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue, Suite 1450
Miami, Florida 33131-5340
Attn: Post-Closing Department

(Space Above For Recorder’s Use Only)

AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING

(WBCMT 2007-C33; LOAN NO. 502859541)

THIS AMENDMENT TO DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (this “Amendment”) is executed this 19th day of November, 2013, and is entered into among U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33 (“Lender”), having an address at c/o Corporation Trust Services, 190 South LaSalle Street, 7th Floor, Mail Station: MK-IL-SL7R, Chicago, IL 60603, Re: WBCMT 2007-C33; Loan No. 502859541; and ASHFORD TAMPA INTERNATIONAL HOTEL LP, a Delaware limited partnership (“Borrower”) having an address at c/o Ashford Hospitality Prime, Inc., 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254-4308, Attention: David A. Brooks.

PRELIMINARY STATEMENT

A. Borrower is the current owner of title to certain real properties (collectively, the “Land”) and the buildings and improvements thereon (the “Improvements”) known as Tampa Renaissance, located in Tampa, Florida as more particularly described on Exhibit A attached hereto (the Land and the Improvements are hereinafter sometimes referred to as the “Property”).

B. On April 11, 2007, Wachovia Bank, National Association, a national banking association (“Original Lender”), made a loan (“Loan”) in the original principal amount of $260,980,000.00 to Borrower, which Loan was cross-collateralized with other borrowers, mortgages and properties.

C. The Loan is evidenced by that certain Promissory Note dated April 11, 2007, made by the Cross Collateralized Borrowers (as defined in the Security Instrument) in favor of Original Lender in the original principal amount of $260,980,000.00 (the “Note”) and secured by, among other things, the lien of that certain Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing dated as of April 11, 2007, executed by Borrower in favor of Original

Lender, recorded April 23, 2007 at Book 18211, Page 1088 in the real property records of Hillsborough County, Florida (the “Security Agreement”) encumbering the Property. The Note, Security Instrument and such other documents evidencing, securing or pertaining to the Loan, as the same may be amended, supplemented, assigned, assumed, substituted and/or consolidated are collectively referred to herein as the “Loan Documents.”

D. Lender is the current owner and holder of the Loan Documents.

E. Lender and Borrower are parties to that certain Consent Agreement (the “Consent Agreement”) dated as of the date hereof, whereby Lender consented, among other things, to certain transfers (each a “Transfer”) under the Loan Documents. As a condition to Lender granting its consent to the Transfers and entering into the Consent Agreement with Borrower, Lender and Borrower agreed certain modifications be made to the Security Instrument, as more particularly set forth herein.

NOW, THEREFORE, in consideration of $10.00 paid by each of the parties to the other, the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1. Definitions. All terms not defined herein shall have the meaning set forth in the Security Instrument. All references to the term “Security Instrument” shall mean such document as modified hereby.

ARTICLE 2

AMENDMENT

The Security Instrument is hereby amended as follows:

2.1 The term “Permitted Transfer” as defined in Section 1.01 of the Security Instrument, is deleted in its entirety and the following is substituted therefor:

“Permitted Transfer” shall mean (a) Permitted Liens; (b) all transfers of Equipment and other items of personal property as expressly permitted in the Loan Documents; (c) transfers of direct and indirect interests in Borrower (other than interests held by a General Partner) and/or in General Partner to one or more Affiliates of Borrower; (d) transfers, issuances, conversions, pledges and redemptions of capital stock and partnership interests in any Joint Venture Parent Entity (or their respective successors), in the ordinary course of business and not in connection with a tender offer, merger or sale of such Persons; (e) the merger or consolidation of any Joint Venture Parent Entity (or their respective successors) whereby such Joint Venture Parent Entity is the surviving entity in such merger or consolidation; provided that, Lender shall first obtain, at Borrower’s sole cost and expense, from each Rating Agency a written confirmation that any ratings issued by each such Rating Agency in connection with a Securitization will not, as a result of the proposed merger or consolidation, be downgraded from the then current ratings thereof, qualified or withdrawn; and (f) the foreclosure of any pledge (other than by a Prohibited

Person) of any indirect equity interests in Borrower, the General Partner of Borrower or Operating Tenant held by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership granted to secure a senior credit facility made to any such parties (but only to the extent that such pledge consists of a pledge by Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC or Ashford Hospitality Limited Partnership, as applicable, of its direct or indirect limited partnership interests in Ashford Hospitality Prime Limited Partnership) so long as such foreclosure does not result in the foreclosing lender owning more than (x) a 30% direct or indirect interest in Ashford Hospitality Prime Limited Partnership, or (y) following a contribution of the Marriott Crystal Gateway Hotel located in Arlington, Virginia to Ashford Hospitality Prime Limited Partnership, a 45% direct or indirect interest in Ashford Hospitality Prime Limited Partnership and written notice of such foreclosure containing a description of the interest being foreclosed is provided to Lender within ten (10) days prior to the filing of such foreclosure, provided further that, and in addition to any conditions set forth above with respect to any Permitted Transfer (i) that following any of the events contemplated by clauses (a) through (f) above: (1) the majority of the individuals Controlling the board of directors of Ashford Hospitality Prime, Inc. continue to Control the board of directors of Ashford Hospitality Prime, Inc. after any such Permitted Transfer, (2) Ashford Hospitality Prime, Inc. shall at all times continue to Control Ashford Hospitality Prime Limited Partnership and own at least 51% of the equity interests in and Control Ashford Prime OP General Partner LLC; (3) Ashford Hospitality Prime Limited Partnership shall at all times continue to own (directly or indirectly) at least 51% of the equity interests in and Control each General Partner of Borrower and Operating Tenant, Borrower and Operating Tenant; (4) in the event that any Transfer results in any Person which as of the Equity Transfer Date does not own 49% or more of the direct or indirect interests in Borrower, Operating Tenant or the General Partner of Borrower or Operating Tenant, as applicable, obtaining a 49% or greater direct or indirect interest in Borrower, Operating Tenant or any General Partner of Borrower or Operating Tenant, Borrower shall (x) deliver a substantive non-consolidation opinion to Lender in form and substance and from counsel reasonably acceptable to Lender and the Rating Agencies, if applicable; (5) no Transfer may be to a Prohibited Person; and (6) Borrower shall pay or cause to be paid all of the costs and expenses incurred by Lender (including, but not limited to, attorneys’ fees and costs at all trial, appellate and bankruptcy proceedings) in connection with any of the foregoing.

2.2. The term “Equity Transfer Date” shall be added as a defined term under Section 1.01 of the Security Instrument, as follows:

“Equity Transfer Date” shall mean November 19, 2013 [the date the equity transfer and Spin Off Date].

2.3. The term “Joint Venture Parent Entity” shall be added as a defined term under Section 1.01 of the Security Instrument, as follows:

“Joint Venture Parent Entity” shall mean each of the following entities: Ashford Hospitality Trust, Inc., Ashford OP General Partner LLC, Ashford OP Limited Partner LLC, Ashford Hospitality Limited Partnership, Ashford Hospitality Prime, Inc., Ashford Prime OP General Partner LLC, Ashford Prime OP Limited Partner LLC, Ashford Hospitality Prime Limited Partnership and Ashford Prime TRS Corporation.

2.4. Financial Reports. Section 2.09(b) of the Security Agreement is modified such that Borrower shall deliver each annual financial statement required to be furnished to Lender pursuant to Section 2.09(b) of the Security Instrument, accompanied by audited financial statements of Ashford Hospitality Prime, Inc., which are audited by a nationally recognized Independent certified public accountant that is acceptable to Lender in accordance with GAAP and The Uniform System of Accounts (or such other accounting basis reasonably acceptable to Lender).

2.5. Notices. Section 11.01 of the Security Instrument is modified such that the contact information for Borrower and Lender for notices shall be deleted in its entirety and the following substituted therefor:

If to Lender:	U.S. Bank National Association, as Trustee
c/o Wells Fargo Bank, N.A.
Wells Fargo Commercial Mortgage Servicing
MAC D 1086-120
550 S. Tryon Street, 14th Floor
Charlotte, North Carolina 28202
Re: WBCMT 2007-C33; Loan No. 502859541

With a copy to:	LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attn: Director of Servicing
Facsimile: (305) 695-5601
Re: WBCMT 2007-C33; Loan No. 502859541

If to Borrower:	c/o Ashford Hospitality Prime, Inc.
14185 Dallas Parkway, Suite 1100
Dallas, Texas 75254-4308
Attention: David A. Brooks
Facsimile: 972- 490- 9605
Telephone: 972-490-9600
Email: dbrooks@ahtreit.com

With a copy to:	Andrews Kurth LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201
Attn: Brigitte Kimichik, Esq.
Telephone: 214-659-4441
Facsimile: 214-659-4777
Email: bkimichik@andrewskurth.com

If to Trustee:	U.S. Bank National Association
Corporation Trust Services
190 South LaSalle Street, 7th Floor
Mail Station: MK-IL-SL7R
Chicago, Illinois 60603
Re: WBCMT 2007-C33; Loan No. 502859541

ARTICLE 3

MISCELLANEOUS

3.1. Reaffirmation. Except as amended by this Amendment, the Security Instrument has not been otherwise modified and is in full force and effect.

3.2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State where the Property is located without regard to conflict of law principles.

3.3. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.

(REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

The Parties have executed and delivered this Amendment, as of the day and year first above written.

Witnesses:		LENDER:

U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33

		By:	LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney-in-fact

/s/ Angela Ospina			By:	/s/ Arnold Shulkin
Print Name:	Angela Ospina			Arnold Shulkin, Vice President

/s/ Neris Franco
Print Name:	Neris Franco

STATE OF FLORIDA	)
) SS:
COUNTY OF MIAMI-DADE	)

The foregoing instrument was acknowledged before me this 1st day of October, 2013, by Arnold Shulkin, as Vice President of LNR Partners, LLC, a Florida limited liability company, successor by statutory conversion to LNR Partners, Inc., a Florida corporation, as attorney in fact of U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE FOR THE REGISTERED HOLDERS OF WACHOVIA BANK COMMERCIAL MORTGAGE TRUST, COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2007-C33 on behalf of the said trust. He ✓ is personally known to me or          has produced a driver’s license as identification.

/s/ Xiomara Alaniz
Notary Public, State of Florida

Print Name:	Xiomara Alaniz

My Commission Expires:	7/17/15

Witnesses:	BORROWER:

ASHFORD TAMPA INTERNATIONAL HOTEL LP, a Delaware limited partnership

	By:	Ashford Sapphire VII GP LLC, a Delaware limited liability company, its general partner

		By:	/s/ David A. Brooks
		Name:	David A. Brooks
		Title:	Vice President

STATE OF TEXAS	)
) SS.:
COUNTY OF DALLAS	)

The foregoing instrument was acknowledged before me this 1st day of October, 2013, by David A. Brooks, the Vice President of Ashford Sapphire VII GP LLC, a Delaware limited liability company, the general partner of ASHFORD TAMPA INTERNATIONAL HOTEL LP, a Delaware limited partnership, on behalf of the partnership. He ✓ is personally known to me or              has produced a driver’s license as identification.

Kathy Sledge
Notary Public, State of Texas
My Commission Expires:	12/27/13

EXHIBIT A

LEGAL DESCRIPTION

Real property in the City of Tampa, County of Hillsborough, State of Florida, described as follows:

Leasehold estate created under that certain Land Sublease by and between Tampa Westshore Associates Limited Partnership, and CNL Tampa International Hotel Partnership, LP, dated April 9, 2003, a Memorandum/Short Form of which was filed April 10, 2003, in Official Records Book 12519, Page 301, of the Public Records of Hillsborough County, Florida, demising the following described lands:

A portion of the Northeast 1/4 of Section 17, Township 29 South, Range 18 East, Hillsborough County, Florida, lying within and without the Plats of Westshore Estates, as described in Plat Book 17, Page 43 and Westshore Estates Replat, as described in Plat Book 31, Page 44, of the Public Records of Hillsborough County, Florida, being more particularly described as follows:

Commence at the Northeast corner of said Section 7; thence along the East boundary of said Section 17, South 00° 20' 48" West 50.00 feet to the South right- of- way line of Columbus Drive; thence along the South right-of-way line of Columbus Drive, North 88° 48' 30" West, 522.38 feet; thence leaving said right-of-way line, South 01° 11' 30" West, 89.14 feet to the Point of Beginning; thence South 00° 40' 15" West, 83.26 feet; thence South 89° 19' 05" East, 19.34 feet; thence South 00” 46' 22" West, 29.38 feet; thence South 44° 19' 05" East, 31.69 feet; thence South 49° 58' 19" East, 17.24 feet; thence South 00° 40' 55" West, 37.78 feet; thence South 45° 47' 10" West, 143.38 feet; thence South 00" 40" 55" West, 7.58 feet; thence South 45" 40" 55" West, 9.18 feet; thence North 89° 15' 05" West, 18.07 feet; thence South 45° 40' 55" West, 14.72 feet; thence South 00° 40' 55" West, 15.51 feet; thence South 45° 00' 55" West, 15.51 feet; thence South 45° 00' 55" West, 9.18 feet; thence North 89° 19' 05" West, 15.51 feet; thence South 45° 40' 55" West, 62.56 feet; thence North 89° 19' 05" West, 56.68 feet; thence North 00° 40' 55" East, 150.02 feet; thence North 89° 19' 05" West, 16.74 feet; thence North 00° 40' 55" East, 229.16 feet; thence South 89° 19' 05" East, 224.67 feet to the Point of Beginning.

Together with:

All right, title and interest in and to those easements created pursuant to that certain Amended and Restated Development, Use and Reciprocal Easement Agreement between Tampa Westshore Associates Limited partnership, and Concorde Companies, dated September 3, 1998, and recorded September 9, 1998, in Official Records Book 9227, page 556, as amended by that certain First Amendment dated November 17, 1999, and recorded September 14, 2000, in Official Records Book 10372, Page 1, and as further amended by that certain Second Amendment dated September 13, 2000, and recorded September 14, 2000, in Official Records Book 10372, Page 7, of the Public Records of Hillsborough County, Florida.

-And-

All rights, title and interest in and to those easements created pursuant to that certain Construction Operation and Reciprocal Easement Agreement by and between Tampa Westshore Associates

Limited Partnership, The Neiman Marcus Group, Inc., The May Department stores Company, Mercantile Properties, Inc., The Joslin Dry Goods Company and Nordstrom, Inc., dated as of November 1, 1999, and recorded November 16, 1999, in Official Records Book 9922, Page 1459, of the Public Records of Hillsborough County, Florida, as amended by First Amendment dated April 20, 2001, and recorded in Official Records Book 10753, Page 500, and as further amended by that certain Second Amendment dated April 9, 2003, and recorded April 10, 2003, in Official Records Book 12519, Page 254, of the Public Records of Hillsborough County, Florida.

-And-

All right, title and interest in and to those easements created pursuant to that certain Agreement Concerning Development Rights between CNL Tampa International Hotel Partnership, LP, and Tampa Westshore Associates Limited Partnership, dated as of April 9, 2003, and recorded April 10, 2003, in Official Records Book 12519, Page 330, of the Public Records of Hillsborough County, Florida.

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